Exhibit 99.1

CDK GLOBAL, INC. REPORTS FOURTH QUARTER AND FISCAL YEAR 2020 RESULTS

Business Performs Better than Expected Given COVID-19 Impacts; Annual Revenues Up 2 Percent

HOFFMAN ESTATES, IL, August 4, 2020 - CDK Global, Inc. (NASDAQ:CDK) today announced financial results for its fiscal 2020 fourth quarter and year ended June 30, 2020.

“We exceeded our expectations during the quarter, even given the challenges that faced the industry and the support we gave our customers, highlighting the strength and resilience of our business model," said Brian Krzanich, CDK chief executive officer. "CDK is leading the digital transformation that was accelerated within the industry by the COVID-19 pandemic and we continued to bring integrated and accurate digital solutions to our dealers.”

“We delivered $450 million in revenue for the quarter, with about 82% from subscription-based recurring revenue. Our annual results came in at the high end or exceeded our guidance,” said Joe Tautges, CDK chief financial officer. “We came through the quarter in a much better position than expected and our underlying business remains strong. Our investment strategy continues to provide the solutions and capabilities necessary to deliver solid revenue growth.”

Fourth Quarter and Fiscal 2020 Results

CDK Global, Inc. ($ million except per share)	Q4 2020	Change from Q4 2019	FY 2020	Change from 2019
GAAP Revenues	$449.6	-8%	$1,960.1	+2%
GAAP Earnings before income taxes	74.8	+476%	424.2	+40%
Non-GAAP Adjusted earnings before income taxes	110.7	-19%	522.0	-7%
GAAP Diluted earnings attributable to CDK per share	0.37	+129%	1.70	+73%
Non-GAAP Adjusted diluted earnings attributable to CDK per share	0.67	-24%	3.17	-5%
GAAP Net earnings attributable to CDK	45.6	+129%	207.5	+67%
GAAP Net earnings attributable to CDK margin	10.1%	4180 bps	10.6%	410 bps
Non-GAAP Adjusted EBITDA	169.8	-12%	750.9	-3%
Non-GAAP Adjusted EBITDA margin	37.8%	-190 bps	38.3%	-220 bps

The non-GAAP (adjusted) results and guidance presented in this press release represent non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are provided in the tables at the end of this press release.

Fourth Quarter Highlights:

•	New products and enhancements launched to help dealers transition to digital retailing
•	Six quarters in a row with year-over-year site growth in North America Auto
•	Highest sales month over last two years in North America Auto in June
•	Fortellis Platform achieves 12 million transaction milestone
•	CDK releases updated data on market trends for Auto, Marine and Powersports
•	Financial impacts related to COVID-19 come in at low end of expected range

Impacts to the Fourth Quarter and Fiscal 2020:

•	Foreign exchange rates: Growth in revenues was negatively impacted by 1 percentage point by foreign exchange rates for both the quarter and full year, and the percentage growth in adjusted earnings before income taxes was negatively impacted by 1 percentage point for the quarter and for the full year remained unchanged by foreign exchange rates.

•	Tax rate: The GAAP effective tax rate for the quarter was 18.2%, compared to 116.6% in last year’s fourth quarter. The adjusted effective tax rate for the quarter was 25.2%, compared to 19.2% in last year’s fourth quarter. The GAAP effective tax rate for the full year of fiscal 2020 was 28.4% compared to 20.5% last year. The adjusted effective tax rate for the full year of fiscal 2020 was 24.3% compared to 23.7% last year.

CDK Segment Information - North America

CDK North America ($ million)	Q4 2020	Change from Q4 2019	FY 2020	Change from 2019
Revenues	376.7	-8%	1,639.0	+3%
GAAP Earnings before income taxes	130.2	+193%	587.6	+14%
GAAP Earnings before income taxes margin	34.6%	2370 bps	35.9%	340 bps
Non-GAAP Adjusted earnings before income taxes	141.8	-16%	647.1	-6%
Non-GAAP Adjusted earnings before income taxes margin	37.6%	-390 bps	39.5%	-360 bps

CDK Segment Information - International

CDK North America ($ million)
Revenues	72.9	-9%	321.1	—%
Constant currency revenues	75.6	-6%	330.6	+3%
GAAP Earnings before income taxes	2.9	-86%	58.1	-25%
GAAP Earnings before income taxes margin	4.0%	-2220 bps	18.1%	-590 bps
Non-GAAP Adjusted earnings before income taxes	17.3	-18%	73.1	-6%
Non-GAAP Adjusted earnings before income taxes margin	23.7%	-280 bps	22.8%	-140 bps

Website Schedules

Other financial information, including financial statements and supplementary schedules presented on a GAAP and adjusted basis, and the schedule of quarterly revenues and pretax earnings by reportable segment have been updated for the fourth quarter and year ended June 30, 2020 and will be posted to the CDK Investor Relations website, https://investors.cdkglobal.com, in the “Financial Information” section.

Webcast and Conference Call

An analyst conference call will be held today, Tuesday, August 4, 2020 at 4:00 p.m. CT. A live webcast of the call will be available on a listen-only basis. To listen to the webcast, go to the CDK Investor Relations website, https://investors.cdkglobal.com, and click on the webcast icon. An supplemental slide presentation will be available to download and print about 30 minutes before the webcast at the CDK Investor Relations website at https://investors.cdkglobal.com. CDK financial news releases, current financial information, SEC filings and Investor Relations presentations are accessible at the same website.

About CDK Global

With $2 billion in revenues, CDK Global (NASDAQ:CDK) is a leading global provider of integrated information technology solutions to the automotive retail and adjacent industries. Focused on enabling end-to-end automotive commerce, CDK Global provides solutions to dealers in more than 100 countries around the world, serving approximately 30,000 retail locations and most automotive manufacturers. CDK solutions automate and integrate all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com.

CDK Global, Inc.

Consolidated Statements of Operations

(In millions, except per share amounts)

	Three Months Ended		Fiscal Year Ended
	June 30,		June 30,
	2020	2019	2020	2019
Revenues	$449.6	$488.6	$1,960.1	$1,914.8

Expenses:
Cost of revenues	240.8	236.6	966.5	899.8
Selling, general and administrative expenses	100.6	122.2	429.9	444.7
Restructuring expenses	14.2	7.9	14.2	28.0
Litigation provision	—	90.0	—	90.0
Total expenses	355.6	456.7	1,410.6	1,462.5

Operating earnings	94.0	31.9	549.5	452.3

Interest expense	(35.1)	(37.2)	(144.3)	(139.1)
Loss from equity method investment	(2.7)	(17.0)	(2.7)	(17.0)
Other income, net	18.6	2.4	21.7	7.7

Earnings (Loss) before income taxes	74.8	(19.9)	424.2	303.9

Provision for income taxes	(13.6)	23.2	(120.4)	(62.2)

Net earnings (loss) from continuing operations	61.2	3.3	303.8	241.7
Net earnings (loss) from discontinued operations	(14.4)	(156.3)	(89.3)	(109.8)
Net earnings (loss)	46.8	(153.0)	214.5	131.9
Less: net earnings attributable to noncontrolling interest	1.2	2.1	7.0	7.9
Net earnings (loss) attributable to CDK	$45.6	$(155.1)	$207.5	$124.0

Net earnings (loss) attributable to CDK per share - basic:
Continuing operations	$0.49	$0.01	$2.44	$1.86
Discontinued operations	$(0.12)	$(1.29)	$(0.73)	$(0.87)
Total net earnings (loss) attributable to CDK per share - basic	$0.37	$(1.28)	$1.71	$0.99

Net earnings (loss) attributable to CDK per share - diluted:
Continuing operations	$0.49	$0.01	$2.43	$1.85
Discontinued operations	$(0.12)	$(1.28)	$(0.73)	$(0.87)
Total net earnings (loss) attributable to CDK per share - diluted	$0.37	$(1.27)	$1.70	$0.98

Weighted-average common shares outstanding:
Basic	121.7	121.6	121.6	125.5
Diluted	122.1	122.4	122.1	126.4

CDK Global, Inc.

Consolidated Balance Sheets

(In millions)

	June 30,	June 30,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$215.7	$311.4
Accounts receivable, net of allowances	300.0	290.4
Other current assets	169.9	164.8
Current assets held for sale	—	220.5
Total current assets	685.6	987.1
Property, plant and equipment, net	109.1	144.8
Other assets	475.7	284.9
Goodwill	1,348.5	1,356.3
Intangible assets, net	235.2	225.9
Total assets	$2,854.1	$2,999.0

Liabilities and Stockholders' Deficit
Current liabilities:
Current maturities of long-term debt and finance lease liabilities	$20.7	$270.8
Accounts payable	39.4	38.0
Accrued expenses and other current liabilities	223.8	178.5
Litigation liability	57.0	90.0
Accrued payroll and payroll-related expenses	78.0	89.2
Short-term deferred revenues	107.9	124.8
Current liabilities held for sale	—	48.9
Total current liabilities	526.8	840.2
Long-term debt and capital finance lease liabilities	2,655.1	2,659.4
Long-term deferred revenues	52.8	68.4
Deferred income taxes	78.4	80.5
Other liabilities	121.7	65.0
Total liabilities	3,434.8	3,713.5

Stockholders' Deficit:
Preferred stock	—	—
Common stock	1.6	1.6
Additional paid-in-capital	687.9	688.5
Retained earnings	1,045.5	911.6
Treasury stock, at cost	(2,305.2)	(2,324.6)
Accumulated other comprehensive loss	(25.9)	(6.7)
Total CDK stockholders' deficit	(596.1)	(729.6)
Noncontrolling interest	15.4	15.1
Total stockholders' deficit	(580.7)	(714.5)
Total liabilities and stockholders' deficit	$2,854.1	$2,999.0

Effective July 1, 2019, the Company adopted ASC 842, Leases, using the modified retrospective transition method. In accordance with this transition method, comparative information has not been restated and continues to be reported under the accounting standards in effect for the period presented.

The Digital Marketing Business is presented as discontinued operations and prior year amounts associated with the Digital Marketing Business have been reclassified as such. On April 21, 2020, the Company completed its sale of the Digital Marketing Business to Sincro LLC, a newly formed company owned by Ansira Partners, Inc. ("Ansira"), which is a subsidiary of Advent International. Refer to Form 10-K, Item 8 of Part II, "Financial Statements and Supplementary Data - Note 4 - Discontinued Operations." for more information.

CDK Global, Inc.

Consolidated Statements of Cash Flows

(In millions)

	Years Ended June 30,
	2020	2019
Cash Flows from Operating Activities:
Net earnings	$214.5	$131.9
Less: net earnings(loss) from discontinued operations	(89.3)	(109.8)
Net earnings from continuing operations	303.8	241.7
Adjustments to reconcile net earnings from continuing operations to cash flows provided by operating activities:
Depreciation and amortization	99.6	89.8
Asset impairment	—	19.3
Loss from equity method investment	2.7	17.0
Deferred income taxes	4.9	(5.1)
Stock-based compensation expense	19.6	30.5
Other	27.9	11.1
Changes in assets and liabilities, net of effect from acquisitions of business:
Change in accounts receivable	(19.0)	(20.1)
Change in other assets	(32.7)	(49.2)
Change in accounts payable	(3.7)	(1.6)
Change in accrued expenses and other liabilities	(32.6)	105.1
Net cash flows provided by operating activities, continuing operations	370.5	438.5
Net cash flows provided by operating activities, discontinued operations	4.6	44.6
Net cash flows provided by operating activities	375.1	483.1

Cash Flows from Investing Activities:
Capital expenditures	(23.5)	(54.4)
Capitalized software	(58.5)	(37.9)
Proceeds from sale of property, plant and equipment	—	7.4
Acquisitions of businesses, net of cash acquired	—	(513.0)
Investment in certificates of deposit	(12.0)	—
Proceeds from maturities of certificate of deposit	12.0	—
Purchases of investments	(20.0)	(17.0)
Proceeds from investments	—	0.4
Net cash flows used in investing activities, continuing operations	(102.0)	(614.5)
Net cash flows used in investing activities, discontinued operations	(6.3)	(8.7)
Net cash flows used in investing activities	(108.3)	(623.2)

Cash Flows from Financing Activities:
Proceeds from long-term debt	15.0	1,100.0
Repayments of long-term debt and finance lease liabilities	(271.2)	(806.5)
Dividends paid to stockholders	(72.9)	(74.8)
Repurchases of common stock	—	(524.1)
Proceeds from exercise of stock options	6.2	5.0
Withholding tax payments for stock-based compensation awards	(6.2)	(15.8)
Dividend payments to noncontrolling owners	(6.7)	(10.3)
Payments of deferred financing costs	(3.7)	(11.7)
Acquisition-related payments	(5.3)	(10.8)
Net cash flows used in financing activities, continuing operations	(344.8)	(349.0)
Net cash flows used in financing activities, discontinued operations	(1.1)	—
Net cash flows used in financing activities	(345.9)	(349.0)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(9.8)	(6.9)
Net change in cash, cash equivalents, and restricted cash	(88.9)	(496.0)
Cash, cash equivalents, and restricted cash, beginning of period	321.1	817.1
Cash, cash equivalents, and restricted cash, end of period	$232.2	$321.1

The Digital Marketing Business is presented as discontinued operations and prior year amounts associated with the Digital Marketing Business have been reclassified as such. On April 21, 2020, the Company completed its sale of the Digital Marketing Business to Sincro LLC, a newly formed company owned by Ansira Partners, Inc. ("Ansira"), which is a subsidiary of Advent International. Refer to Form 10-K, Item 8 of Part II, "Financial Statements and Supplementary Data - Note 4 - Discontinued Operations." for more information.

CDK Global, Inc.

Consolidated Adjusted Financial Information

(In millions, except per share amounts)

(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, we incorporated the following additional adjustments within our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods. Prior period information has been revised to conform to the current period presentation.

Fiscal 2020 Modifications to Our Adjustments:

•	Effective July 1, 2019, we modified our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, and adjusted EBITDA to include adjustments for the business process modernization program.

•	Effective January 1, 2020, we modified our presentation of adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share to include an adjustment for the income tax effect of a change in CDK’s assertion that foreign earnings are no longer considered indefinitely reinvested.

•	Effective April 1, 2020, we modified our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, and adjusted EBITDA to include our plan to restructure the CDKI segment to reduce costs and improve margins.

•	Effective April 21, 2020, we modified our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, and adjusted EBITDA to include net adjustments related to the loss from an equity method investment.

The Digital Marketing Business is presented as discontinued operations and prior year amounts associated with the Digital Marketing Business have been reclassified as such. On April 21, 2020, the Company completed its sale of the Digital Marketing Business to Sincro LLC, a newly formed company owned by Ansira Partners, Inc. ("Ansira"), which is a subsidiary of Advent International. Refer to Form 10-K, Item 8 of Part II, "Financial Statements and Supplementary Data - Note 4 - Discontinued Operations." for more information.

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
Revenues (a)	$449.6	$488.6	$(39.0)	(8)%	$1,960.1	$1,914.8	$45.3	2%
Impact of exchange rates	3.5	—			10.7	—
Constant currency revenues (a) (b)	$453.1	$488.6	$(35.5)	(7)%	$1,970.8	$1,914.8	$56.0	3%

Earnings (Loss) before income taxes (a)	$74.8	$(19.9)	$94.7	476%	$424.2	$303.9	$120.3	40%
Margin	16.6%	(4.1)%	2070 bps		21.6%	15.9%	570 bps
Total stock-based compensation (a)	6.8	16.5			19.6	30.5
Amortization of acquired intangible assets (a)	4.1	4.1			16.1	15.3
Transaction and integration-related expenses (a)	1.7	7.5			10.2	13.2
Legal and other expenses related to regulatory and competition matters	2.8	96.8			19.4	111.2
Business process modernization program	4.1	—			16.1	—
Restructuring expenses (a)	14.2	7.9			14.2	28.0
Other business transformation expenses (a)	—	6.1			—	20.9
Impairment of intangible assets	—	—			—	14.9
Officer transition expense	—	—			—	6.4
Net adjustments related to loss from equity method investment	2.2	—			2.2	—
ELEAD joint venture agreement termination	—	17.0			—	17.0
Adjusted earnings before income taxes (a) (b)	$110.7	$136.0	$(25.3)	(19)%	$522.0	$561.3	$(39.3)	(7)%
Adjusted margin	24.6%	27.8%	-320 bps		26.6%	29.3%	-270 bps
Impact of exchange rates	0.8	—			2.6	—
Constant currency adjusted earnings before income taxes (a) (b)	$111.5	$136.0	$(24.5)	(18)%	$524.6	$561.3	$(36.7)	(7)%

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
Provision for income taxes (a)	$13.6	$(23.2)	$36.8	159%	$120.4	$62.2	$58.2	94%
Effective tax rate	18.2%	116.6%			28.4%	20.5%
Income tax effect of pre-tax adjustments	9.0	34.5			23.6	58.8
Income tax effect for foreign earnings previously deemed indefinitely reinvested	5.3	—			(3.4)	—
Change in valuation allowance	—	14.8			(14.8)	14.8
Impact of U.S. tax reform act	—	—			1.2	(2.8)
Adjusted provision for income taxes (a) (b)	$27.9	$26.1	$1.8	7%	$127.0	$133.0	$(6.0)	(5)%
Adjusted effective tax rate	25.2%	19.2%			24.3%	23.7%

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,
	2020	2019	$	%	2020	2019	$	%
Net earnings (loss)	$46.8	$(153.0)	$199.8	131%	$214.5	$131.9	$82.6	63%
Less: net earnings attributable to noncontrolling interest	1.2	2.1			7.0	7.9
Net earnings(loss) attributable to CDK	$45.6	$(155.1)	$200.7	129%	$207.5	$124.0	$83.5	67%
Net loss from discontinued operations	14.4	156.3			89.3	109.8
Total stock-based compensation (a) (c)	6.8	16.5			19.6	30.5
Amortization of acquired intangible assets (a) (c)	4.1	4.0			15.8	15.0
Transaction and integration-related expenses (a)	1.7	7.5			10.2	13.2
Legal and other expenses related to regulatory and competition matters (c)	2.7	96.7			19.3	111.0
Business process modernization program	4.1	—			16.1	—
Restructuring expenses (a) (c)	14.2	7.9			14.2	27.9
Other business transformation expenses (a) (c)	—	6.1			—	20.9
Impairment of intangible assets	—	—			—	14.9
Officer transition expense	—	—			—	6.4
Net adjustments related to loss from equity method investment	2.2	—			2.2	—
ELEAD joint venture agreement termination	—	17.0			—	17.0
Income tax effect of pre-tax adjustments	(9.0)	(34.5)			(23.6)	(58.8)
Income tax effect for foreign earnings previously deemed indefinitely reinvested	(5.3)	—			3.4	—
Change in valuation allowance	—	(14.8)			14.8	(14.8)
Impact of U.S. tax reform act	—	—			(1.2)	2.8
Adjusted net earnings attributable to CDK (b)	$81.5	$107.6	$(26.1)	(24)%	$387.6	$419.8	$(32.2)	(8)%

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
Diluted (loss) earnings attributable to CDK per share	$0.37	$(1.27)	$1.64	129%	$1.70	$0.98	$0.72	73%
Net loss from discontinued operations	0.12	1.28			0.73	0.87
Total stock-based compensation (a) (c)	0.06	0.13			0.16	0.24
Amortization of acquired intangible assets (a)	0.03	0.03			0.13	0.12
Transaction and integration-related expenses (a)	0.01	0.06			0.08	0.10
Legal and other expenses related to regulatory and competition matters	0.02	0.79			0.15	0.88
Business process modernization program	0.03	—			0.13	—
Restructuring expenses (a) (c)	0.12	0.07			0.12	0.22
Other business transformation expenses (a) (c)	—	0.05			—	0.17
Impairment of intangible assets	—	—			—	0.12
Officer transition expense	—	—			—	0.05
Net adjustments related to loss from equity method investment	0.02	—			0.02	—
ELEAD joint venture agreement termination	—	0.14			—	0.13
Income tax effect of pre-tax adjustments	(0.07)	(0.28)			(0.19)	(0.46)
Income tax effect for foreign earnings previously deemed indefinitely reinvested	(0.04)	—			0.03	—
Decrease in valuation allowance	—	(0.12)			0.12	(0.12)
Impact of U.S. tax reform act	—	—			(0.01)	0.02
Adjusted diluted earnings attributable to CDK per share (b)	$0.67	$0.88	$(0.21)	(24)%	$3.17	$3.32	$(0.15)	(5)%

Weighted-average common shares outstanding:
Diluted	122.1	122.4			122.1	126.4

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
Net (loss) earnings attributable to CDK	$45.6	$(155.1)	$200.7	129%	$207.5	$124.0	$83.5	67%
Margin	10.1%	(31.7)%	4180 bps		10.6%	6.5%	410 bps
Net earnings attributable to noncontrolling interest	1.2	2.1			7.0	7.9
Net loss from discontinued operations	14.4	156.3			89.3	109.8
Provision for income taxes (a)	13.6	(23.2)			120.4	62.2
Interest expense	35.1	37.2			144.3	139.1
Depreciation and amortization (a)	27.0	24.7			99.6	89.8
Total stock-based compensation (a)	6.8	16.5			19.6	30.5
Transaction and integration-related expenses (a)	1.7	7.5			10.2	13.2
Legal and other expenses related to regulatory and competition matters	2.8	96.8			19.4	111.2
Business process modernization program	4.1	—			16.1	—
Restructuring expenses (a)	14.2	7.9			14.2	28.0
Other business transformation expenses (a)	—	6.1			—	20.9
Impairment of intangible assets	—	—			—	14.9
Officer transition expense	—	—			—	6.4
Net adjustments related to loss from equity method investment	3.3	—			3.3	—
ELEAD joint venture termination	—	17.0			—	17.0
Adjusted EBITDA (b)	$169.8	$193.8	$(24.0)	(12)%	$750.9	$774.9	$(24.0)	(3)%
Adjusted margin	37.8%	39.7%	-190 bps		38.3%	40.5%	-220 bps

	Fiscal Year Ended
	June 30,
	2020	2019
Net cash flows provided by operating activities	$375.1	$483.1
Net cash flows provided by operating activities - discontinued operations	(4.6)	(44.6)
Capital expenditures	(23.5)	(54.4)
Capitalized software	(58.5)	(37.9)
Change in restricted cash	(6.8)	(3.0)
Free cash flow from continuing operations (a) (b)	$281.7	$343.2

(a) Excludes amounts attributable to discontinued operations.

(b) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

(c) The portion of expense related to noncontrolling interest has been removed from amortization of acquired intangible assets for the three months and fiscal year ended June 30, 2020, and from restructuring expenses, amortization of acquired intangible assets, and legal and other expenses related to regulatory and competition matters for the three months and fiscal year ended June 30, 2019.

CDK Global, Inc.

Segment Adjusted Financial Data

(In millions)

(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, we incorporated additional adjustments within our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods. Prior period information has been revised to conform to the current period presentation.

Fiscal 2020 Modifications to Our Adjustments:

•	Effective July 1, 2019, we modified our presentation of adjusted earnings before income taxes to include adjustments for the business process modernization program.

•	Effective April 1, 2020, we modified our presentation of adjusted earnings before income taxes to include our plan to restructure the CDKI segment to reduce costs and improve margins.

•	Effective April 21, 2020, we modified our presentation of adjusted earnings before income taxes to include net adjustments related to the loss from an equity method investment.

The Digital Marketing Business is presented as discontinued operations and prior year amounts associated with the Digital Marketing Business have been reclassified as such. On April 21, 2020, the Company completed its sale of the Digital Marketing Business to Sincro LLC, a newly formed company owned by Ansira Partners, Inc. ("Ansira"), which is a subsidiary of Advent International. Refer to Form 10-K, Item 8 of Part II, "Financial Statements and Supplementary Data - Note 4 - Discontinued Operations." for more information.

	Segment Revenues
	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%

CDK North America (a)	$376.7	$408.5	$(31.8)	(8)%	$1,639.0	$1,593.0	$46.0	3%
CDK International (b)	72.9	80.1	(7.2)	(9)%	321.1	321.8	(0.7)	—%
Total	$449.6	$488.6	$(39.0)	(8)%	$1,960.1	$1,914.8	$45.3	2%

	Segment Adjusted Earnings before Income Taxes
	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
CDK North America (a)	$141.8	$169.5	$(27.7)	(16)%	$647.1	$686.4	$(39.3)	(6)%
Margin	37.6%	41.5%	-390 bps		39.5%	43.1%	-360 bps
CDK International (b)	17.3	21.2	(3.9)	(18)%	73.1	$77.8	(4.7)	(6)%
Margin	23.7%	26.5%	-280 bps		22.8%	24.2%	-140 bps
Other (c)	(48.4)	(54.7)	6.3	12%	(198.2)	(202.9)	4.7	2%
Total	$110.7	$136.0	$(25.3)	(19)%	$522.0	$561.3	$(39.3)	(7)%
Margin	24.6%	27.8%	-320 bps		26.6%	29.3%	-270 bps

(a) The table below presents a reconciliation of: (i) revenues to constant currency revenues; and (ii) earnings before income taxes to constant currency adjusted earnings before income taxes for the CDK North America segment.

CDK North America	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
Revenues	$376.7	$408.5	$(31.8)	(8)%	$1,639.0	$1,593.0	$46.0	3%
Impact of exchange rates	0.8	—			1.2	—
Constant currency revenues (d)	$377.5	$408.5	$(31.0)	(8)%	$1,640.2	$1,593.0	$47.2	3%

Earnings before income taxes	$130.2	$44.4	$85.8	193%	$587.6	$517.5	$70.1	14%
Margin %	34.6%	10.9%	2370 bps		35.9%	32.5%	340 bps
Transaction and integration-related costs	0.8	7.4			8.7	11.2
Amortization of acquired intangible assets	3.9	3.9			15.3	14.6
Legal and other expenses related to regulatory and competition matters	2.8	96.8			19.4	111.2
Business process modernization program	4.1	—			16.1	—
Impairment of intangible assets	—	—			—	14.9
ELEAD joint venture agreement termination	—	17.0			—	17.0
Adjusted earnings before income taxes (d)	$141.8	$169.5	$(27.7)	(16)%	$647.1	$686.4	$(39.3)	(6)%
Adjusted margin %	37.6%	41.5%	-390 bps		39.5%	43.1%	-360 bps
Impact of exchange rates	0.4	—			0.7	—
Constant currency adjusted earnings before income taxes (d)	$142.2	$169.5	$(27.3)	(16)%	$647.8	$686.4	$(38.6)	(6)%

(b) The table below presents a reconciliation of: (i) revenues to constant currency revenues; and (ii) earnings before income taxes to constant currency earnings before income taxes for the CDK International segment.

CDK International	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
Revenues	$72.9	$80.1	$(7.2)	(9)%	$321.1	$321.8	$(0.7)	—%
Impact of exchange rates	2.7	—			9.5	—
Constant currency revenues (d)	$75.6	$80.1	$(4.5)	(6)%	$330.6	$321.8	$8.8	3%

Earnings before income taxes	$2.9	$21.0	$(18.1)	(86)%	$58.1	$77.1	$(19.0)	(25)%
Margin %	4.0%	26.2%	-2220 bps		18.1%	24.0%	-590 bps
Restructuring expenses	14.2	—			14.2	—
Amortization of acquired intangible assets	0.2	0.2			0.8	0.7
Adjusted earnings before income taxes (d)	$17.3	$21.2	$(3.9)	(18)%	$73.1	$77.8	$(4.7)	(6)%
Adjusted Margin %	23.7%	26.5%	-280 bps		22.8%	24.2%	-140 bps
Impact of exchange rates	0.5	—			2.0	—
Constant currency earnings before income taxes (d)	$17.8	$21.2	$(3.4)	(16)%	$75.1	$77.8	$(2.7)	(3)%

(c) The table below presents a reconciliation of loss before income taxes to constant currency adjusted loss before income taxes for the Other segment.

Other	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
Loss before income taxes	$(58.3)	$(85.3)	$27.0	32%	$(221.5)	$(290.7)	$69.2	24%
Total stock-based compensation	6.8	16.5			19.6	30.5
Transaction and integration-related expenses	0.9	0.1			1.5	2.0
Net adjustments related to loss from equity method investment	2.2	—			2.2	—
Restructuring expenses	—	7.9			—	28.0
Other business transformation expenses	—	6.1			—	20.9
Officer transition expense	—	—			—	6.4
Adjusted loss before income taxes (d)	$(48.4)	$(54.7)	$6.3	12%	$(198.2)	$(202.9)	$4.7	2%
Impact of exchange rates	(0.1)	—			(0.1)	—
Constant currency adjusted loss before income taxes (d)	$(48.5)	$(54.7)	$6.2	11%	$(198.3)	$(202.9)	$4.6	2%

(d) Refer to the Non-GAAP Financial Measures section of this earnings release for additional information on our non-GAAP adjustments.

CDK Global, Inc.

Revenue Disaggregation

(In millions)

(Unaudited)

The following supplemental table presents segment revenues by revenue category from continuing operations for the three months and fiscal year ended, June 30, 2020 and 2019:

	Three Months Ended				Fiscal Year Ended
	June 30,		Change		June 30,		Change
	2020	2019	$	%	2020	2019	$	%
CDK North America:
Subscription	$305.1	$328.4	$(23.3)	(7)%	$1,306.0	$1,283.3	$22.7	2%
On-site license and installation	3.3	1.8	1.5	83%	10.8	7.9	2.9	37%
Transaction	34.4	44.0	(9.6)	(22)%	155.0	162.5	(7.5)	(5)%
Other	33.9	34.3	(0.4)	(1)%	167.2	139.3	27.9	20%
Total CDK North America	$376.7	$408.5	$(31.8)	(8)%	$1,639.0	$1,593.0	$46.0	3%
CDK International:
Subscription*	$61.8	$60.0	$1.8	3%	$253.5	$239.4	$14.1	6%
On-site license and installation*	7.8	15.1	(7.3)	(48)%	46.7	65.0	(18.3)	(28)%
Other	3.3	5.0	(1.7)	(34)%	20.9	17.4	3.5	20%
Total CDK International	$72.9	$80.1	$(7.2)	(9)%	$321.1	$321.8	$(0.7)	—%

CDK Total:
Total Subscription*	$366.9	$388.4	$(21.5)	(6)%	$1,559.5	$1,522.7	$36.8	2%
Total On-site license and installation*	11.1	16.9	(5.8)	(34)%	57.5	72.9	(15.4)	(21)%
Total Transaction	34.4	44.0	(9.6)	(22)%	155.0	162.5	(7.5)	(5)%
Total Other	37.2	39.3	(2.1)	(5)%	188.1	156.7	31.4	20%
Total	$449.6	$488.6	$(39.0)	(8)%	$1,960.1	$1,914.8	$45.3	2%

*During the fourth quarter of fiscal 2020, the Company determined that certain revenue within the CDKI segment categorized as Subscription should be applied to On-site license and installation. As a result, for the three months and year ended June 30, 2019, the Company has reclassified $5.2 million and $17.9 million of revenue to conform to the current year presentation. This reclassification did not impact the Consolidated Statements of Operations.

CDK Global, Inc.

Performance Metrics

(Unaudited)

CDK management regularly reviews the following key performance measures to evaluate business results and make operating and strategic decisions. These measures are intended to provide directional information regarding trends in our recurring subscription revenues. The following table summarizes these measures for recurring subscription revenues in our segments.

	September 30, 2018 (a)	December 31, 2018 (a)	March 31, 2019 (a)	June 30, 2019 (a)	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
CDK North America
Automotive
DMS Customer Sites (b)	8,920	8,888	8,936	8,946	8,957	8,974	8,948	8,951
Avg Revenue Per Site (c)	$8,271	$8,835	$8,684	$8,750	$8,723	$8,858	$9,009	$8,034

Adjacencies
DMS Customer Sites (b)	5,613	5,665	5,713	5,735	5,775	5,802	5,793	5,768
Avg Revenue Per Site (c)	$1,650	$1,705	$1,722	$1,720	$1,733	$1,764	$1,784	$1,661

Total CDK North America
DMS Customer Sites (b)	14,533	14,553	14,649	14,681	14,732	14,776	14,741	14,719
Avg Revenue Per Site (c)	$5,714	$6,067	$5,972	$6,003	$5,984	$6,076	$6,171	$5,533

CDK International
DMS Customer Sites (b)	13,187	13,167	12,988	13,098	12,973	12,858	12,847	12,722
Avg Revenue Per site (c)	$1,378	$1,399	$1,454	$1,487	$1,519	$1,554	$1,575	$1,417

(a) Average revenue per Dealer Management System (DMS) customer site has been updated for fiscal 2019 to reflect budgeted foreign exchange rates for fiscal 2020.

(b) DMS Customer Sites - We track the number of retail customer sites with an active DMS that sell vehicles in the automotive and adjacent markets as an indicator of our opportunity set for generating subscription revenue. We consider a DMS to be active if we have billed a subscription fee for that solution during each applicable month presented in the table. Adjacent markets include heavy truck dealerships that provide vehicles to the over-the-road trucking industry, recreation dealerships in the motorcycle, marine, and recreational vehicle industries, and heavy equipment dealerships in the agriculture and construction equipment industries.

(c) Average Revenue Per DMS Customer Site - Average revenue per DMS customer site is an indicator of the scope of adoption of our solutions by DMS customers, and we monitor changes in this metric to measure the effectiveness of our strategy to deepen our relationships with our current customer base through upgrading and expanding solutions. We calculate average revenue per DMS customer site by dividing revenue generated from our solutions, in an applicable quarterly period by the average number of DMS customer sites in the same period. The metric excludes subscription revenue generated by customers not included in our DMS customer site count as well as subscription revenue related to certain installation and training activities that is deferred then recognized as revenue over the life of the contract. Revenue underlying this metric is based on budgeted foreign exchange rates. When we discuss growth in average revenue per DMS customer site, revenue for the comparable prior period has been adjusted to reflect budgeted foreign exchange rates for the current period.

Non-GAAP Financial Measures

We disclose certain financial measures for our consolidated and operating segment results on both a GAAP and a non-GAAP (adjusted) basis. The non-GAAP financial measures disclosed should be viewed in addition to, and not as an alternative to, results prepared in accordance with GAAP. Our use of each of the following non-GAAP financial measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures, or reconcile them to the comparable GAAP financial measures, in the same way.

Non-GAAP Financial Measure	Comparable GAAP Financial Measure
Adjusted earnings before income taxes	Earnings (Loss) before income taxes
Adjusted provision for income taxes	Provision for income taxes
Adjusted net earnings attributable to CDK	Net (loss) earnings attributable to CDK
Adjusted diluted earnings attributable to CDK per share	Diluted (loss) earnings attributable to CDK per share
Adjusted EBITDA	Net (loss) earnings attributable to CDK
Adjusted EBITDA margin	Net (loss) earnings attributable to CDK margin
Constant currency revenues	Revenues
Constant currency adjusted earnings before income taxes	(Loss) Earnings before income taxes
Free cash flow from continuing operations	Net cash flows provided by operating activities

We use adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, adjusted EBITDA and adjusted EBITDA margin internally to evaluate our performance on a consistent basis, because those measures adjust for the impact of certain items that we believe do not directly reflect our underlying operations. By adjusting for these items we believe we have more precise inputs for use as factors in (i) our budgeting process, (ii) making financial and operational decisions, (iii) evaluating ongoing segment and overall operating performance on a consistent period-to-period basis and relative to our competitors, (iv) target leverage calculations, (v) debt covenant calculations, and (vi) determining incentive-based compensation.

We believe our non-GAAP financial measures are helpful to users of the financial statements because they (i) provide investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permit investors to view performance using the same tools that management uses, and (iii) otherwise provide supplemental information that may be useful to investors in evaluating our ongoing operating results on a consistent basis. We believe that the presentation of these non-GAAP financial measures, when considered in addition to the corresponding GAAP financial measures and the reconciliations to those measures disclosed below, provides investors with a better understanding of the factors and trends affecting our business than could be obtained absent these disclosures.

We incorporated additional adjustments within our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods. Prior period information has been revised to conform to the new presentation.

Adjusted Earnings before Income Taxes

Management has excluded the following items from adjusted earnings before income taxes for the periods presented:

•	Total stock-based compensation expense included within Cost of revenues and Selling, general and administrative expenses.

•	Amortization of acquired intangible assets consists of amortization of intangible assets such as customer lists, purchased software, and trademarks acquired in connection with business combinations. Although we exclude amortization of acquired intangible assets from our non-GAAP measure, we believe that it is important for the users of the financial statements to understand that the associated intangible assets contribute to revenue generation.

•	Transaction and integration-related expenses include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities; and (ii) post-close adjustments to acquisition-related contingent consideration, reported within Cost of revenues and Selling, general and administrative expenses.

•	Legal and other expenses, including litigation provision, related to regulatory and competition matters included within Selling, general and administrative expenses, and Litigation provision.

•	Business process modernization program designed to improve the way we do business for our customers through best-in-class product offerings, process, governance and systems. The Business Process Modernization Program will include a comprehensive redesign in the way we go to market, including the quoting, contracting, fulfilling, and invoicing processes, and systems and tools used by the Company. The investment to implement this holistic business reform, including the design and implementation of a new enterprise resource planning ("ERP") system will be completed over a three-year time horizon. The expense is included within Cost of revenues and Selling, general and administrative expenses.

•	Restructuring expense in fiscal 2019 related to other business transformation expenses incurred in connection with our business transformation plan. Restructuring expense in fiscal 2020 related to the restructuring plan for the CDKI segment, which was adopted by the Company on May 2, 2020. These charges are included within Cost of revenues and Selling, general and administrative expenses.

•	Other business transformation expenses incurred in connection with our business transformation plan and included within cost of revenues and Selling, general and administrative expenses.

•	Net adjustments related to loss from equity method investment included certain portions of Ansira earnings attributable to the equity interest owned by CDK reported within Loss from equity method investment

•	Loss related to ELEAD joint venture contract termination included within Loss from equity method investment

Adjusted Provision for Income taxes

Management has excluded the following items from adjusted provision for income taxes for the periods presented:

•	Income tax effect of pre-tax adjustments described above.

•	Recognition of income tax expense for cumulative withholding tax associated with historical foreign earnings that are no longer considered indefinitely reinvested as of March 31, 2020. The change in assertion was made in the third quarter in response to the uncertainty related to the COVID-19 pandemic and its potential impact on CDK’s liquidity needs. In the fourth quarter of fiscal 2020, an adjustment was made to true up the estimate recorded in the third quarter of fiscal 2020.

•	In fiscal 2019, decrease in valuation allowance associated with a deferred tax asset for a capital loss carryforward which the Company expected to utilize in connection with the plan to divest the Digital Marketing Business. In fiscal 2020, based on new information about the plan for the sale the valuation allowance was restored.

•	In fiscal 2020, a one-time tax benefit of $1.2 million for an adjustment of an accrual for foreign withholding taxes related to undistributed earnings and in fiscal 2019, a one-time tax expense of $3.4 million from a revaluation of deferred tax assets associated with executive compensation as a result of the Tax Reform Act offset by $0.6 million tax benefit due to a true-up to the one-time transition tax initially recorded in fiscal 2018 as a result of the Tax Reform Act.

Adjusted Net Earnings Attributable to CDK and Adjusted Diluted Net Earnings Attributable to CDK per Share

For each respective presentation, management has excluded loss (earnings) from discontinued operations, net of taxes associated with the Company's plan to divest Digital Marketing Business, in addition to the items described above for adjusted earnings before income taxes and adjusted provision for income taxes from adjusted net earnings attributable to CDK and adjusted diluted net earnings attributable to CDK per share.

The portion of expense related to noncontrolling interest of $0.1 million, has been removed from legal and other expenses related to regulatory and competition matters during the three months ended June 30, 2020. The portion of expense related to noncontrolling interest of $0.3 million and $0.1 million has been removed from amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters, respectively, during the fiscal year ended June 30, 2020. The portion of expense related to noncontrolling interest of $0.1 million and $0.1 million has been removed from amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters, respectively, during the three months ended June 30, 2019. The portion of expense related to noncontrolling interest of $0.1 million, $0.3 million, and $0.2 million has been removed from restructuring expenses, amortization of acquired intangible assets and legal and other expenses related to regulatory and competition matters, respectively, during the fiscal year ended June 30, 2019.

Adjusted EBITDA

Management has excluded the following items from net earnings attributable to CDK in order to calculate adjusted EBITDA for the periods presented:

•	Net earnings attributable to noncontrolling interest included within the financial statements.

•	Net loss from discontinued operations included within the financial statements.

•	Provision for income taxes included within the financial statements.

•	Interest expense included within the financial statements.

•	Depreciation and amortization included within the financial statements.

•	Total stock-based compensation expense included within cost of revenues and Selling, general and administrative expenses.

•	Transaction and integration-related expenses include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities; and (ii) post-close adjustments to acquisition-related contingent consideration, reported within Cost of revenues and Selling, general and administrative expenses.

•	Legal and other expenses, including litigation provision, related to regulatory and competition matters included within Selling, general and administrative expenses.

•	Business process modernization program designed to improve the way we do business for our customers through best-in-class product offerings, process, governance and systems and included within Cost of revenues and Selling, general and administrative expenses.

•	Restructuring expense in fiscal 2019 relate to other business transformation expenses incurred in connection with our business transformation plan. Restructuring expense in fiscal 2020 related to the restructuring plan for the CDKI segment, which was adopted by the Company on May 2, 2020. These charges are included within Cost of revenues and Selling, general and administrative expenses.

•	Other business transformation expenses incurred in connection with our business transformation plan and included within Cost of revenues and Selling, general and administrative expenses.

•	Impairment of intangible assets consists of the write-off of certain intangible assets within the CDKNA segment and is reported within cost of revenues.

•	Officer transition expense includes severance expense in connection with officer departures reported within Selling, general and administrative expenses.

•	Net adjustments related to loss from equity method investment included certain portions of Ansira earnings attributable to the equity interest owned by CDK reported within Loss from equity method investment

•	Loss related to ELEAD joint venture contract termination included within Loss from equity method investment

Free Cash Flow

We also review free cash flow from continuing operations as a measure of our ability to generate additional cash from our business operations. Free cash flow from continuing operations is defined as cash flow from operating activities less net cash flows used in operating activities attributable to discontinued operations, amounts paid for capital expenditures and capitalized software and change in restricted cash. Free cash flow from continuing operations should be considered in addition to, rather than as a substitute for consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

The change in restricted cash is funds held for clients before remittance to agencies for titling and registration services on behalf of those clients. Funds receivable was $40.7 million and $32.3 million as of June 30, 2020 and June 30, 2019, respectively.

Constant Currency

We use constant currency revenues and constant currency adjusted earnings before income taxes to review revenues and adjusted earnings before income taxes for our consolidated and operating segment results on a constant currency basis to understand underlying business trends. To present these results on a constant currency basis, current period results for entities reporting in currencies other than the U.S. dollar were translated into U.S. dollar using the average monthly exchange rates for the comparable prior period. As a result, constant currency results neutralize the effects of foreign currency.

Safe Harbor for Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: the Company’s business outlook; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s expectations regarding the potential impacts on the Company’s business of the outbreak of the COVID-19 pandemic; the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at https://investors.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Investor Relations Contact:	Media Contact:
Julie Schlueter	Roxanne Pipitone
847.485.4643	847.485.4423
julie.schlueter@cdk.com	roxanne.pipitone@cdk.com